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                                  AMENDMENT NO. 14

                                CONTRACT NO. 104274

                        DIRECT BROADCAST SATELLITE CONTRACT

                                DATED JUNE 15, 1984

                                      BETWEEN

                 UNITED STATES SATELLITE BROADCASTING COMPANY, INC.

                                        AND

                            LOCKHEED MARTIN CORPORATION


THIS AMENDMENT NO. 14 is effective December 31, 1997.

WHEREAS, United States Satellite Broadcasting Company Inc. (USSB) requires additional time to evaluate its alternatives with regard to the eight (8) channel spacecraft described in Exhibit A2 of the Contract and requests an extension of the System Definition Phase before authorizing Lockheed Martin Corporation (hereinafter referred to as "Contractor") to proceed with Construction Phase Commencement ("CPC") of the eight (8) channel spacecraft; and

WHEREAS, the Contractor is willing to grant such an extension and reschedule the CPC for the eight (8) channel spacecraft in accordance with the changes made herein;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, USSB and the Contractor (hereinafter referred to as the "Parties") agree to the following:

I. Change the date of the eight (8) channel spacecraft CPC and the date USSB must notify the Contractor of USSB's intent not to proceed to December 31, 1998.

II. All other dates specified in the Contract's ARTICLE 3. DELIVERABLE ITEMS AND DELIVERY SCHEDULE and ARTICLE 4. PAYMENT, beginning with the CPC payment number thirteen (13), are deferred twelve (12) months from the date specified in previous Amendment No. 13. Thus, payment number thirteen (13) is due on December 31, 1998, and payment number fourteen (14) is due on January 31, 1999, and so forth, through payment number fifty-six (56).

III. Prior to CPC for the eight (8) channel spacecraft, the Parties agree to modify the Articles and Exhibits of this Contract. Such modifications shall, at a minimum, include revising Exhibit A2 to specify Contractor's Series A2100 spacecraft as well as appropriate adjustments to the delivery schedule, price, and progress payment plan. In the event that

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     the Parties do not agree to such modifications as evidenced by a written amendment to this Contract, or a new similar written agreement, by the date of the CPC, but in no event later than December 31, 1998, this Contract shall be considered terminated for the convenience of USSB in accordance with Article 15. Notwithstanding the provisions of Article 15, all payments made by USSB to the Contractor shall be retained in their entirety by the Contractor.

IV. In consideration of the extension to this Contract USSB agrees to pay Lockheed Martin, upon invoice, the sum of Fifty Thousand Dollars ($50,000) on or before January 31, 1998.

IN WITNESS THEREOF, the Parties have caused this Amendment No. 14 to be signed by their duly authorized officer or representative.


Lockheed Martin Corporation   United States Satellite Broadcasting Company, Inc.



By: /s/ Wm. W. Whisenant      By: /s/ Robert W. Hubbard
   ------------------------      -----------------------------
        Wm. W. Whisenant              Robert W. Hubbard
        Contract Manager              Executive Vice President
        Lockheed Martin
          Telecommunications